EXHIBIT 10.11

AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AGREEMENT

AMENDMENT NO. 4 (this “Amendment”) dated as of January 9, 2008 (the “Effective Date”), by and between MxEnergy Inc. (“MXE”) and Denham Commodity Partners Fund LP Vida Sowood Commodity Partners Fund LP (the “Lender”), amending the Amended and Restated Loan Agreement, dated as of November 14, 2003, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of March 22, 2004, Amendment No. 2 to Amended and Restated Loan Agreement and Amendment No. 1 to Amended and Restated Security Agreement, dated as of December 19, 2005, and Amendment No. 3 to Amended and Restated Loan Agreement and Amendment No. 2 to Amended and Restated Security Agreement, dated as of August 1, 2006 (as amended, the “Loan Agreement”), in each case, by and between MXE and Denham Commodity Partners Fund LP (Vida Sowood Commodity Partners Fund LP and as successor to Lathi LLC).

WITNESSETH:

WHEREAS, the parties hereto desire to amend the Loan Agreement, as set forth herein. NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement. Each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Loan Agreement shall, from and after the date hereof, refer to the Loan Agreement as amended by this Amendment.

SECTION 2. Amendment. Section 1.1.1 of the Loan Agreement is hereby amended by replacing the date “November 14, 2007” contained therein with the date “November 14, 2008”.

SECTION 3. Representations and Warranties; No Default or Event of Default. On the Effective Date, MXE shall be deemed to have certified to the Lender that, after giving effect to the amendment contained herein that becomes effective on such date (i) all of the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and (ii) no Default or Event of Default exists as of such date.

SECTION 4. No Other Changes. Except as otherwise expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement remain unchanged and in full force and effect and are hereby ratified and confirmed.

SECTION 5. GOVERNING LAW THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 6. counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first written above when duly executed below.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DENHAM COMMODITY PARTNERS FUND LP

Denham Commodity Partners GP LP
Its general partner

Denham GP LLC
Its General Partner

/s/Paul Winters
Paul Winters
Authorized Signatory

MXENERGY INC.

/s/ Carole R. Artman-Hodge
Carole R. Artman-Hodge
Executive Vice President

INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first written above when duly executed below.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DENHAM COMMODITY PARTNERS FUND LP

By:	Denham Commodity Partners GP LP Its general partner

By:	Denham GP LLC Its general partner

By:
Name: Paul Winters
Title: Authorized signatory

By:	/s/ Carole R. Artman-Hodge
Name: Carole R. Artman-Hodge
Title: Executive Vice President